UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2020

RADIANT LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35392	04-3625550
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 114th Avenue, S.E., Third Floor

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 943-4599

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	RLGT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On September 14, 2020, Radiant Logistics, Inc. (the “Company”) issued a press release announcing select preliminary unaudited financial results for the three months ended June 30, 2020, and that it has filed a Form 12b-25 with the U.S. Securities and Exchange Commission, providing the Company with a permissible 15-day extension for filing its Annual Report on Form 10-K for the year ended June 30, 2020 (the “Form 10-K”). The Company currently expects that it will timely file its Form 10-K on or before the expiration of the extension period. A copy of the press release, dated September 14, 2020, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release and transcript contain information that includes the following Non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission: Net Revenues, Adjusted Net Income Attributable to Common Stockholders, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin. The Company’s management believes that presenting such Non-GAAP financial measures provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations. These Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure. A table providing a reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures is included within the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report, including Exhibit 99.1 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.
No.	Description

99.1	Press Release, dated September 14, 2020 announces select preliminary unaudited financial results for the fourth fiscal quarter ended June 30, 2020.

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: September 14, 2020	By:	/s/ Todd Macomber
Todd Macomber
Senior Vice President and Chief Financial Officer